Quarterly Holdings Report
for
Fidelity Asset Manager® 70%
December 31, 2021
AMG-NPRT1-0322
1.811339.117
Equity Central Funds - 76.3%
	Shares	Value ($)
Fidelity Commodity Strategy Central Fund (a)	23,993,917	119,729,646
Fidelity Emerging Markets Equity Central Fund (a)	1,590,612	392,594,856
Fidelity International Equity Central Fund (a)	9,563,221	1,007,294,062
Fidelity Real Estate Equity Central Fund (a)	958,106	153,210,657
Fidelity U.S. Equity Central Fund (a)	30,170,302	3,961,360,630
TOTAL EQUITY CENTRAL FUNDS (Cost $2,964,014,742)		5,634,189,851

Fixed-Income Central Funds - 20.5%
	Shares	Value ($)
High Yield Fixed-Income Funds - 5.2%
Fidelity Emerging Markets Debt Central Fund (a)	4,043,233	36,308,235
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	188,675	17,609,000
Fidelity Floating Rate Central Fund (a)	2,745,585	276,343,082
Fidelity High Income Central Fund (a)	485,977	56,072,076
TOTAL HIGH YIELD FIXED-INCOME FUNDS		386,332,393
Investment Grade Fixed-Income Funds - 15.3%
Fidelity Inflation-Protected Bond Index Central Fund (a)	2,007,796	212,866,503
Fidelity International Credit Central Fund (a)	1,113,362	112,093,319
Fidelity Investment Grade Bond Central Fund (a)	7,016,039	800,389,779
TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		1,125,349,601
TOTAL FIXED-INCOME CENTRAL FUNDS (Cost $1,429,317,479)		1,511,681,994

Money Market Central Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 0.08% (b) (Cost $28,230,103)	28,224,458	28,230,103

U.S. Treasury Obligations - 0.3%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 1/13/22 to 3/3/22 (d) (Cost $20,938,660)	20,940,000	20,939,002

Investment Companies - 2.5%
	Shares	Value ($)
iShares 20+ Year Treasury Bond ETF (Cost $194,987,747)	1,279,121	189,552,942

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,637,488,731)	7,384,593,892
NET OTHER ASSETS (LIABILITIES) - 0.0%	(221,812)
NET ASSETS - 100.0%	7,384,372,080

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,077	Mar 2022	256,245,225	(2,469,451)	(2,469,451)
ICE E-mini MSCI EAFE Index Contracts (United States)	158	Mar 2022	18,342,220	25,351	25,351
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,442	Mar 2022	88,416,230	(510,092)	(510,092)

TOTAL FUTURES CONTRACTS					(2,954,192)
The notional amount of futures sold as a percentage of Net Assets is 4.9%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $18,173,052.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.08%	20,555,054	110,190,641	102,515,592	2,185	-	-	28,230,103	0.1%
Fidelity Commodity Strategy Central Fund	141,565,485	3,523,784	23,885,237	-	(44,459)	(1,429,927)	119,729,646	18.4%
Fidelity Emerging Markets Debt Central Fund	35,129,152	2,016,964	296,507	421,987	(4,517)	(536,857)	36,308,235	1.3%
Fidelity Emerging Markets Debt Local Currency Central Fund	18,059,605	808,129	-	808,129	-	(1,258,734)	17,609,000	18.7%
Fidelity Emerging Markets Equity Central Fund	413,104,612	42,929,689	19,278,441	33,084,801	(948,692)	(43,212,312)	392,594,856	21.4%
Fidelity Floating Rate Central Fund	195,295,531	83,021,936	1,482,108	2,358,506	(36,253)	(456,024)	276,343,082	8.6%
Fidelity High Income Central Fund	87,403,456	2,672,430	33,968,848	961,813	3,177,954	(3,212,916)	56,072,076	2.6%
Fidelity Inflation-Protected Bond Index Central Fund	225,481,046	23,490,848	22,872,594	16,647,770	438,385	(13,671,182)	212,866,503	19.2%
Fidelity International Credit Central Fund	109,606,414	4,750,874	824,750	1,287,292	(6,662)	(1,432,557)	112,093,319	17.1%
Fidelity International Equity Central Fund	880,481,939	144,550,337	7,393,187	57,493,565	(163,448)	(10,181,579)	1,007,294,062	23.7%
Fidelity Investment Grade Bond Central Fund	799,177,138	58,194,289	54,146,020	4,352,104	(242,301)	(2,593,327)	800,389,779	2.3%
Fidelity Real Estate Equity Central Fund	101,239,394	37,577,171	876,257	1,340,919	3,088	15,267,261	153,210,657	7.7%
Fidelity Securities Lending Cash Central Fund 0.08%	188,347,475	428,433,357	616,780,832	98,351	-	-	-	0.0%
Fidelity U.S. Equity Central Fund	3,658,367,869	416,400,273	85,916,686	306,385,268	1,780,625	(29,271,451)	3,961,360,630	16.7%
Total	6,873,814,170	1,358,560,722	970,237,059	425,242,690	3,953,720	(91,989,605)	7,174,101,948

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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